UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 11, 2005

RES-CARE, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky	0-20372	61-0875371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10140 Linn Station Road, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)

(502) 394-2100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this report is a copy of the presentation to be made by Res-Care, Inc. at the UBS Leveraged Finance Conference in Las Vegas, Nevada, on May 11, 2005, as well as the Bear Stearns Global Credit Conference in New York on Tuesday, May 17, 2005.

Item 9.01	Financial Statements & Exhibits.

Exhibit Number	Description of Exhibit
99.1	Presentation to be given at both the UBS Leveraged Finance Conference and the Bear Stearns Global Credit Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.

Date: May 13, 2005	By:	/s/ Ronald G. Geary
Ronald G. Geary
Chairman, CEO and President

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Copy of presentation to be given by the Company at both the UBS Leveraged Finance Conference and the Bear Stearns Global Credit Conference.